UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 14, 2008
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada (Address of Principal Executive Offices)	89109 (Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03(a) Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EX-4.1
EX-4.2
EX-4.3

Item 2.03(a) Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On November 14, 2008, MGM MIRAGE, a Delaware corporation (the “Company”), sold, through a private placement (the “Private Placement”) exempt from the registration requirements under the Securities Act of 1933, as amended, $750 million in aggregate principal amount of its 13% Senior Secured Notes due 2013 (the “Notes”). The Notes are guaranteed on a senior basis by substantially all of the Company’s wholly owned U.S. subsidiaries (the “Guarantors”). In addition, the Notes and the corresponding guarantees are secured by (i) a first priority lien on the New York-New York Hotel and Casino (“New York-New York Casino”), the real property on which New York-New York Casino is located and all existing and future personal property of New York-New York Casino & Hotel, LLC, a Nevada limited liability (“New York-New York LLC”), (other than cash, deposit accounts, gaming and liquor licenses, other assets and properties in which the grant of security is restricted by law or contract) (collectively, the “Asset Collateral”) and (ii) upon receipt of the necessary gaming approvals, a first priority pledge of the equity interests in New York-New York LLC (the “Equity Collateral”). The Notes were sold in the United States only to accredited investors pursuant to an exemption from the Securities Act of 1933, as amended, and subsequently resold by such investors to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons in accordance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company intends to use the net proceeds of this offering, or approximately $688 million (which reflects a discount to the aggregate principal amount of the Notes issued), to repay a portion of the outstanding borrowings under its revolving credit facility and for general corporate purposes.
     In connection with the closing of the Private Placement, (i) the Company and the Guarantors entered into an indenture, dated November 14, 2008, with U.S. Bank National Association (“U.S. Bank”), as the trustee (the “Indenture”), (ii) New York-New York LLC entered into a security agreement, dated November 14, 2008, with U.S. Bank, as the collateral agent (the “Security Agreement”), and (iii) the Company and New PRMA Las Vegas, Inc., a Nevada corporation and a wholly-owned subsidiary of the Company (“New PRMA”), entered into a pledge agreement, dated November 14, 2008, with U.S. Bank, as the collateral agent (the “Pledge Agreement”).
     Under the Indenture, the Company issued the Notes bearing an interest rate of 13.00% and maturing on November 15, 2013 to certain initial purchasers of such Notes. Interest on the Notes will be payable semi-annually on May 15 and November 15 of each year, beginning on May 15, 2009. Pursuant to the Indenture, the Notes are guaranteed on a senior basis by the Guarantors. Furthermore, the Indenture contains covenants that will limit the Company’s and the Guarantors’ ability to (i) pay dividends or distributions, repurchase equity, prepay subordinated debt or make certain investments, (ii) incur additional debt or issue certain disqualified stock and preferred stock, (iii) incur liens on assets (subject to, under certain circumstances, regulatory approval), (iv) merge or consolidate with another company or sell all or substantially all assets, (v) enter into transactions with affiliates, (vi) allow to exist certain restrictions on ability of Guarantors to transfer assets, and (vii) enter into sale and lease-back transactions. In addition, pursuant to the Indenture, if the Company experiences certain change of control or, under certain circumstances, if the Company or a Guarantor sells assets or experiences an event of loss with respect to the Asset Collateral, the Company will be required to offer to repurchase all or a portion, as applicable, of the outstanding Notes. Moreover, the Notes will be redeemable at the option of the Company at any time prior to the maturity date at 100% of their principal amount plus any accrued interest and a “make-whole” premium set forth in the Indenture.
     Pursuant to the Security Agreement, New York-New York LLC granted a security interest on the Asset Collateral to the collateral agent to secure the obligations by New York-New York LLC under its guarantee of the Notes. Pursuant to the Pledge Agreement, the Company and New PRMA agreed to pledge, upon receipt of the necessary gaming approvals, the Equity Collateral to secure the obligations of the Company under the Notes and the obligations of New PRMA under its guarantee of the Notes. The Security Agreement and the Pledge Agreement contain customary representations and warranties.
     U.S. Bank also serves as the trustee under various other indentures governing the terms and conditions of certain of the Company’s outstanding debt securities.

     The description set forth above is qualified by the Indenture, the Security Agreement, and the Pledge Agreement filed herewith as exhibits. This notice does not constitute an offer to sell or the solicitation of an offer to buy the Notes.
Item 9.01 Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

No.	Description

4.1	Indenture, dated November 14, 2008, among MGM MIRAGE, certain subsidiaries of MGM MIRAGE, and U.S. Bank National Association.

4.2	Security Agreement, dated November 14, 2008, between New York-New York Hotel & Casino, LLC and U.S. Bank National Association.

4.3	Pledge Agreement, dated November 14, 2008, among MGM MIRAGE, New PRMA Las Vegas, Inc., and U.S. Bank National Association.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE
Date: November 20, 2008	By:	/s/ John M. McManus
		Name:	John M. McManus
		Title:	Senior Vice President — Assistant General Counsel & Assistant Secretary

INDEX TO EXHIBITS

No.	Description

4.1	Indenture, dated November 14, 2008, among MGM MIRAGE, certain subsidiaries of MGM MIRAGE, and U.S. Bank National Association.

4.2	Security Agreement, dated November 14, 2008, between New York-New York Hotel & Casino, LLC and U.S. Bank National Association.

4.3	Pledge Agreement, dated November 14, 2008, among MGM MIRAGE, New PRMA Las Vegas, Inc., and U.S. Bank National Association.